EXHIBIT 99.1 $305,000,000 Senior Secured Credit Facilities May 2005

within the meaning of section 27A or Actual This document contains confidential information of Knology, Inc., and its subsidiaries (collectively, The distribution, disclosure and/or review of this document and the information (a) your agreement to keep it strictly confidential and comply with the following requirements, and (b) the terms of any other confidentiality or other agreement entered into with If you do not so agree, do not turn the page or review the information in this (a) with the prior written approval of the Company in each instance, and (b) The disclosure and use of such You hereby agree to comply with all such state and federal

Confidentiality, Forward-Looking Statements the “Company”). herein is subject to: the Company. document, and return it immediately to the Company. This document and the information herein may not be duplicated, distributed or disclosed to, or reviewed by any person or party other than the original addressee to whom it was sent by the Company, except: provided such person or party agrees to keep it strictly confidential and comply with the requirements herein. The document contains material, non-public information. information (including in connection with the trading of any securities) is governed by federal and state securities laws and regulations. laws and regulations. This document contains various “forward-looking statements” the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent our expectations concerning future events, including, without limitation, projections of EBITDA and liquidity and statements of expected revenue growth. results could differ materially, including, without limitation, as a result of unexpected demands of liquidity, the effect of economic conditions generally, competition, increases in interest rates, programming costs or other costs and the other risks identified in our reports filed with the Securities and Exchange Commission.

CONFIDENTIAL

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Agenda Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A

Former chief executive officer of Communications Central, CareCentric and Firstwave Technologies AT&T veteran of 13 years with experience in sales, marketing, engineering, operations and HR 11 years of experience in the telecommunications industry as treasurer of Powertel and CFO of Knology CPA with 7 years of public accounting experience

PREVIOUS EXPERIENCE

TENURE AT KNOLOGY 6 years 6 years telecommunications industry.

TITLE President and CEO CFO Knology management has significant experience, both with the Company and in the Management Attendees NAME Rodger Johnson Rob Mills

CONFIDENTIAL

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A

• 5

• new credit the to provide secured prior maturities. close costs, debt senior will service extend new of insiders debt and of: offering” proceeds consist and “rights overall plan the will investors million and business with new facilities $10.8 interest the June of bonds credit from a cash and Loan Loan million early debt raise authorized execution secured Term Term $9.2 close reduce equity Revolver to for Overview bank Lien Lien of has will senior Lien raise existing preferred 1st 1st 2nd Directors expected liquidity all million equity and million million million of transaction $305 $165 $115 Board The additional $25 Refinance facilities New Preferred facilities Transactions

• CONFIDENTIAL Transaction f f f f

66% 2nd Lien Term Loan $115 million 6 years L+950 (8.5% cash + 1.0% PIK) ³ 0.375% 66%

£ 0.5% 2nd Lien Term Loan Total Debt / EBITDA EBITDA / Interest > 33% but

1st Lien Term Loan $165 million 5 years L+350 Leverage

33%

£ 0.75% 1% per annum bullet at maturity 1st Lien Facilities EBITDA / Interest

Revolver $25 million 5 years L+350 Commitment Fee First Lien Debt / EBITDA Total Debt / EBITDA

Knology, Inc. (“Knology,” or the “Company”) Refinance outstanding amounts under both existing credit facilities, repay 12% Senior Notes due 2009, provide for working capital and general corporate purposes and related transaction costs, fees and expenses Revolver based on leverage grid 1st Lien Term Loan: 2nd Lien Term Loan:

New Bank Facilities Borrower: Facilities: Amount: Maturity: Pricing: Use of Proceeds: Commitment Fee: Amortization: Financial Covenants:

CONFIDENTIAL

$15.5 31.9 237.1 8.5 $293.0

Uses Repay Wachovia Facility Repay Co-Bank Facility Retire 12% Senior Notes Transaction Expenses Total Uses –$3.8 9.2 165.0 115.0 $293.0 Offering Sources and Uses ($            in millions)Sources Cash on Balance Sheet Proceeds from Preferred Equity Issuance New $25MM Revolver New First Lien Term Loan New Second Lien Term Loan Total Sources

CONFIDENTIAL

(1)

–

Net Debt / 4/30/05 LQA EBITDA Multiple 3.1x 5.8x 5.8x 5.8x 5.8x 6.3x 6.3x

(2)

– – – –

Pro Forma for the Rights Offering $8.2 145.2 115.0 2.4 $262.6 $262.6 20.0 $282.6

(1)

–

Net Debt / 4/30/05 LQA EBITDA Multiple 3.4x 6.0x 6.1x 6.1x 6.1x 6.3x 6.3x

– – – –

Pro Forma For the Sale of Cerritos $8.2 156.0 115.0 2.4 $273.4 $273.4 9.2 $282.6

– – – –

Pro Forma 5/31/2005 $8.2 165.0 115.0 2.4 $282.4 $282.4 9.2 $291.6 $25.3 –Transaction Adjustments ($13.0) (15.5) (31.9) 165.0 115.0 (237.1)

Preferred Equity Raise $9.2 9.2

– – – –Est. Balance 5/31/2005 $12.0 15.5 31.9 2.4 $49.8 237.1 $286.9 $286.9 $31.8

(4)

Capitalization Title ($            in millions) (3) Wachovia Facility Co-Bank Facility New $25MM Revolver New First Lien Term Loan New Second Lien Term Loan Capitalized Leases Total Debt Total Debt + Preferred Memo: Cash Interest Expense Calculated to be $43.7 million.

CONFIDENTIAL ($            in millions) Cash Secured Debt: Total Secured Debt 12% Senior Notes due 2009 Preferred Equity Note: The $10.8 million proceeds from the Rights Offering and the $9.0 million net proceeds from the Sale of Cerritos will be used to pay down the first lien term loan. (1) 4/30/05 LQA EBITDA is defined as Adjusted EBITDA for the months of February ($3.1 million), March ($3.8 million) and April ($4.0 million) 2005 annualized. (2) Assumes full subscription of Company’s proposed $10.8 million rights offering which its board of directors has recently approved. (3) Includes release of restricted cash upon repayment of the Company’s existing bank facilities. Assumes replacement with letters of credit. (4) Cash interest expense for the pro forma transaction is pro forma for the entire year.

Sat 4 11 18 25 Fri 3 10 17 24 Thu 2 9 16 23 30 Wed 1 8 15 22 29

June 2005 Tue 7 14 21 28 Event

Mon 6 13 20 27 Sun 5 12 19 26 Sat 7 14 21 28 Fri 6 13 20 27 Thu 5 12 19 26 Wed 4 11 18 25 May 2005 Tue 3 10 17 24 31

Mon 2 9 16 23 30 Bank Meeting – General Syndication Launch Presentation to Moody’s Investor Services Presentation to Standard & Poor’s Commitments from investors due, allocations made and Credit Agreements posted to Syndtrack Documentation comments due from investors on Credit Agreements Closing and funding

Sun 1 8 15 22 29

Date, th th th nd rd

Proposed Timetable May 12 May 13 May 26 June 2 June 3

CONFIDENTIAL

service offering Significant customer growth fueled by Pinellas market enhancement is driving improving New equity and bank facilities provide for more than adequate liquidity to execute on the Focused on customer service & retention Accomplished management team with extensive industry experience and strong track record Concentrated and attractive footprint in Southeastern United States with limited competition on “triple play” Bundled video/voice/data increases revenue per customer, and reduces churn profitability and cash flows The Company has already invested significant capital into its fully upgraded broadband network and future capital expenditures will be “success based” Improving financial trends business plan

CONFIDENTIAL Key Credit Considerations f f f f f f f f

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A

• 12

• had voice

• 9 Q3, will in it in and that telephony sell previously services to which Internet believes switched voice intends cable, and circuit RBOCs, of 2006 switched Knology and the bundle Q1, circuit which 3/31/05 and a in VoIP of offering services between traditional California, as providers by VoIP choice and cable out data, Cerritos, connections competition the in incumbent its rolling US 413,022 from begin customers the market high-speed operations had the itself to offer Overview video, Southeastern against of to Knology’s Company control scheduled MSO the is first provides in the competes distinguishes Knology the Including 2005, be Knology markets Knology monopolistic Knology services

• CONFIDENTIAL Company f f f

• 13

• from and million from growing growing execution $43.7 revenues to its years, 2005 solid 2000 and 7 years, on over 31, 7 2004 in base over in million rate March focusing customer by rate million by $(7.2) $211 record its 413,022 from in compounded compounded track grown both annual annual approximately strong has growth, 32% approximately to a retention

• (Cont’d) a 42%

• to and at a 1997 EBITDA significant 1997 at in developed increased in increased million has service Adjusted basis Overview have 57,000 $18 customer annual 2005 experienced have April has management class” result, LQA in a a Connections approximately Revenues approximately As on Knology Knology “best

• CONFIDENTIAL Company f f

2005: Series AA convertible preferred Knology enters into an asset purchase agreement with Wave Division to sell its Cerritos asset Knology raises $9.2 million in a private placement of stock

X X

2003: Knology goes public and raises approximately $63 million Knology acquires Verizon Media assets, which include cable systems in Pinellas County, Florida and Cerritos, California

X X

2002: Knology enters and emerges from Chapter 11

X

2000: Knology expands into broadband network Knoxville, Tennessee where it is granted authorization to build a new

X

1999: Knology merges with Interstate and Valley Telephone Company

X

1997: Knology Broadband launches phone and high-speed Internet access services

History X

CONFIDENTIAL 1995: ITC Holding creates Knology Broadband to offer cable services

X

• 15

• March to to with used 1997 mass now flow acquired from growth is cash and critical and rate 2000 built profitable reach excess growth to since 25% with properties financially Knology evolved of levels growing compounded allow delivering 2001 will rate-of-return 40% in annual on which significantly expenditures conservative organically 32% positive has exceed exceed at on a focused capital Company at wisely, must must leverage the Strategy has EBITDA forward focused grew capital going expenditures return return its has Adjusted its capital capital maintain deleverage management capex capital “success-based” to connections of and Growth Knology turned deployed by result, current has nature expansion targets debt 1999, a 2005 Success-based down As 31, Knology The dominated Any Since Knology Knology “success-based” Knology pay

• CONFIDENTIAL Knology f f f f

758 Q1 2005 757 2004 737 2003 Pinellas Cerritos

436 2002

423 2001

% 8 2

:

R 380 2000

G Knoxville

A C

4 0

‘

-

7

9 306 1999

Marketable Homes Passed ‘ West Point

243 1998 Huntsville Charleston Augusta 135 1997 Panama City Pre-1997 Montgomery Columbus

Knology has Achieved Significant Scale and is Focused on Driving Cash Flow Management team has focused on profitable organic growth and opportunistic acquisitions. (in thousands) Acquired: Built:

CONFIDENTIAL

66,950 991 1 69,156 895 1

Charleston, SC Columbus, GA

53,683 793 1 Marketable Homes Passed Plant Miles Headends Marketable Homes Passed Plant Miles Headends Augusta, GA Marketable Homes Passed Plant Miles Headends

271,579 3,346 1

59,124 838 1

38,875 566 1 Pinellas County, FL

Marketable Homes Passed Plant Miles Headends Knoxville, TN 12,204 264 1 82,138 1,334 1 89,677 1,098 1 Panama City, FL

Marketable Homes Passed Plant Miles Headends

Knology has a Concentrated Footprint in the Southeastern United States Marketable Homes Passed Plant Miles Headends West Point, GA Huntsville, AL Montgomery, AL

As of 3/31/05 Marketable Homes Passed Plant Miles Headends Marketable Homes Passed Plant Miles Headends Marketable Homes Passed Plant Miles Headends Note: Excludes Cerritos, CA operations

CONFIDENTIAL

Data 9 9 9 9 9 9 9 9 –

Voice 9 – – – – 9 9 9 –

Video 9 9 9 9 9 9 – – 9

5 4 1 2 1 7 1 9

Market Overlap 9

= Significant Presence

CONFIDENTIALKnology Bundled Offering is a Key Differentiator with its Competition Satellite Providers 9

Legend Knology Comcast Mediacom Charter Brighthouse Bell South Verizon

B V

B Charleston

Augusta Pinellas County

V B

B Columbus

West Point B Panama City Knoxville B

B

Knology’s Concentrated Footprint Coverage is also a Key Differentiator with its Competition B Huntsville Montgomery

CONFIDENTIAL

CONFIDENTIAL

Knology Provides Video, High-Speed Data and Voice Services in a Bundled Product Offering

Voice

- Local voice
- Flat-rate local and long distance
- Advanced calling features
- Measured toll packages



Video

- Analog video
- Digital video
- VOD
- HDTV
- DVR/PVR







Data

- Speed to 3 Mbps and higher
- 24/7 technical support
- Exclusive local content
- E-mail and other features
- Passive optical network services
  - T-1 voice and data up to 100 Mbps

Knology has successfully offered a bundled broadband product for eight years and is the only provider of the triple play bundle in 8 of its 9 markets.

20

CONFIDENTIAL

Knology is Focused on the Customer which Enables it to Deliver the "Bundle"

KNOLOGY

Key Drivers

- Single billing platform
- Enterprise management system
- Culture: emphasis on customer
- Cross-trained customer service reps
- End-to-end network monitoring
- Key productivity and service metrics

Results

- Call answer rate: 92% (3/31/05)
- Average speed to answer: 48 seconds (3/31/05)
- First call resolution rate: up by 38% over the last 6 months
- Number of calls decreased by 22% over the last 6 months
- In February 2005, Knology recognized by CRM magazine for improvements in call center productivity and performance
- Customer installation surveys
- 4-hour installation windows
- 2-hour management flash reports on customer service

Percent of Residential Customers by Product Bundle (Excludes Pinellas County; 3/31/05)



38.6%
15.2%
10.2%
1.9%
26.9%
5.6%
1.6%
Video/Voice/Data
Video/Voice
Video/Data
Voice/Data
Video
Voice
Data

21

• base. 22 $98.36 $45.99 2005A

• 1Q subscriber for 3% Customer residential over 2004A total per $98.42 $45.42 Rev/Customer for and proxy Cerritos a Residential as and Revenue used Pinellas $95.30 $46.00 2003A Avg. was Benefits 03/31/05 base excludes

• of as Residential 2002A subscriber

• Key $81.62 $44.84 Revenue/Connection video Rev/Customer

• 1.5% the

• Average Avg. 2004,

• to Residential Some $68.68 $43.23 2001A Prior Avg.

• approximately synergies Note:

• churn was period $220.1 20.7% 34.4% 44.9% 3/31/05 LQA

• limits same

• Represent and customers the operational $211.5 19.6% 34.3% 46.2% 2004 for bundled allowing Data

• “stickiness” while stream $172.9 17.9% 40.5% 41.6% 2003 Voice

• Services fully subscribers Video customer on only ARPU revenue

• rate $141.9 15.8% 41.4% 42.8% 2002

• Churn video

• Increases for Increases Diversifies

• millions) $106.2 11.8% 42.2% 46.0% 2001

• Bundling Knology f f f in

• CONFIDENTIAL Revenues ($

140.0% 120.0% 100.0%

90.0% 80.0%

53.2% 132.8% 60.0% Penetration Without Pinellas 40.0% Telephone

72.6% 68.0% 67.6%

54.5% Data 48.7% 45.6% 20.0% 31.5% 32.4% 38.7% 37.5%

5.7% 19.4% 5.1% 26.0% 25.2% 2.0% 9.2% 0.8%

–

Greater Penetration of Advanced Services Compared to Peers Knology RCN Grande Cablevision Charter Comcast Cox Communications Insight Communications Mediacom Time Warner Cable

CONFIDENTIAL Overbuilders Incumbents

$59 Mediacom $65 Insight

$67 Charter $75 Comcast $76 Time Warner $83 Cablevision Average Residential Revenue per Customer $85 Grande

$95 RCN excludes Pinellas and Cerritos $98 Knology Source: Company reports.Knology

Greater Revenue for Average ResidentialCONFIDENTIAL Customers than Other Cable Companies Average Residential Revenue per Customer (2004) Note:

CONFIDENTIAL

Pinellas Market Opportunity Offers Significant Upside to Knology

KNOLOGY

- Knology acquired Pinellas County, FL and Cerritos, CA markets from Verizon for $17 million in December 2003
- Pinellas County significantly increased Knology's market size by 271,000 marketable homes passed (60% increase in overall marketable homes passed for Knology)
- The acquisition and build-out of Pinellas County were financed through the Company's IPO in December 2003 and the upcoming sale of the Cerritos market (expected to close in Q3)
- The Pinellas market acquisition presents both strategic and financial opportunities for Knology
  - Strategic opportunity
    - Significant unexploited market
    - Attractive market demographics
    - Roll-out telephony and advanced services bundle
  - Financial opportunity
    - Total acquisition/build-out cost: all-in cost: ~$200 per passing vs. $750 – $1,000 per passing to build
    - Expected to be positive contributor to Adjusted EBITDA contributor by the end of 2005

25

CONFIDENTIAL

By The End Of 2005, Knology Will Have Completed All the Planned Improvements in Pinellas County

KNOLOGY

	Completed / Timetable
▸ **Billing system integration**	✓
▸ Sales team trained	✓
▸ **Marketing initiatives launched**	✓
▸ Call center transitioned	✓
▸ **Network operations center connected and monitoring**	✓
▸ Employee reduction	✓
▸ **Internet transmission / peering transition**	✓
▸ Voice services partially launched	✓
▸ **Voice and data traffic transitioned to Knology-constructed fiber ring**	2Q 2005
▸ Voice and optronics installation completed for new hubs	2005

26

4.6%

16.6% Data 12.3%

Pinellas 1.0% 26.9% Voice Knology (ex Pinellas) 17.7% Knology 13.0% 3/31/05 29.6% Video

Opportunity for Knology Penetration - 23.7% Pinellas County Represents a Huge GrowthCONFIDENTIAL (%)

Asset Management) for the sale of Media acquisition were the Pinellas County assets and capex Cerritos assets were not part of the Company’s core asset base due to their geography relative of the Verizon to the rest of the Company’s footprint The “crown jewels” associated market opportunity FCC 394 Assignment / Consent Application filed with the city of Cerritos on April 6, 2005 Expect to receive franchise transfer and franchise renewal from the city of Cerritos in August 2005 Proceeds from sale to be used to pay down debt and fund “success-based”

CONFIDENTIAL Sale of Cerritos On March 24, 2005, Knology signed an asset purchase agreement with Wave Division Broadband (controlled by Sandler the Cerritos, CA assets for $10 million f f f f f

• 29 cable, wire homes copper hub 125 per node, to and growth fiber-optic per down cable homes for network Redundant homes node coaxial 16,000+ 500 migratable per Designed Proactive maintenance clustered.

• Facilities f f f f geographically

• and

• Network network and

• broadband technically Knology interactive architecture, of Efficient

• upgraded

• CONFIDENTIAL Overview Fully

mass with $32 $4$7 $21 2005

$25 million per annum range $64 $9 $27 $28 2004

Other

%

) $5

2 6 $35 $12 $18 2003

(

: $33 million.

R A G C

5 New Construction

‘ 0 0 -

‘ 0

$44 $8 $11 $25 2002 Success-based capex going forward $87 $16 $32 $39 2001 of $32 million is the midpoint of the Company’s public guidance of $31 -

Knology is a facilities based provider. It owns its network in the markets where it operates Knology has completed the primary network build-out in its markets. Future capital expenditures will be focused on success-based growth and will be in the $20—going forward $147 $14 $98 $35 2000 Note: 2005 capex

CONFIDENTIAL Knology’s Network Is Completely Built-Out Historical capex investment will allow Knology to reach critical “success-based” f f Capital Expenditures ($            in millions)

CONFIDENTIAL

Network Architecture

KNOLOGY

- Redundant fiber routing and network protocol enable rapid, automatic redirection of network traffic in the event of a fiber cut
- Real-time network monitoring 24/7/365 to the customer premise for all digital video, voice and data services
- Back up power supplies to ensure continued service during a power outage
  - Each hub has a generator and battery back-up power source
  - Individual nodes served by a hub are equipped with back up power
- 2 Nortel DMS switches
- SONET self healing ring for Telephony
- ATM protected ring for data
- Dual Tier 1 Internet peering partners
- HFC nodes
  - Minimum 4hr battery backup

31

• 32

• order order of customer receipt of of days receipt 3 within of days occur 3 within capacity service occur of phone service MHz and 750 video modem least of of system at GA to installations installs) installations

• Operations Point, upgraded instant management bill provisioning service ticketing West markets customer of customer Converged offer Dispatch Customer Scheduling Trouble NOC: Full

• All Most (capable Most Enterprise

• CONFIDENTIAL Network f f f f f

• 33

• in total service users the service marketing Mb months 4 speed (bringing a 2006 direct to high customer and coming offer Q1, the very channels in quality Mb initiatives: customers in 3 HDTV high advertising the towards services main new offering new up 4 delivering two geared on lock channel product upgrading with telephony on and of offer cross bundle its offer VoIP focus efforts Mb its customers acquire the enrich process 7 out its to new to through to the enrich a rolling keeps bundled marketing them in will its bundle continue is launch begin and competitively for the customers upsell to focusing to will Knology will Knology pricing priced billing and its Marketing is market existing mailing Knology scheduled single to services, services, remain on Knology out like markets is maintains

• and 12)

• data its video to

• Reach actions of Products 2005, Aggressively For 5 For up Knology Emphasis In Concurrently, Knology

• CONFIDENTIAL Sales f f f

CONFIDENTIAL

Product Overview

KNOLOGY

Video	Voice Services	Data Services
▸ Diverse line-up of basic, digital cable and premium video programming – 190 digital channels ▸ Pay-per-view, VOD and SVOD service ▸ HDTV: 8 channels in all markets except Pinellas; 12 channels in Pinellas ▸ Digital Video Recorder: both standard and high definition	▸ Currently circuit-switched in all markets ▸ Rolling out VoIP to residential customers beginning in 1Q '06. The Company currently offers IP Services to business customers ▸ Full range of local and long-distance calling plans ▸ Available as stand-alone product or as part of a 2 or 3-product bundle	▸ Offer 2 tiers of service ▪ IntroNet: available at speeds of 256k providing inexpensive upgrade from dial-up, but slower than typical high speed service ▪ 3.0 megabits per second high speed Internet; in process of upgrading 5 markets to 4 megabits at no additional charge to customer ▸ Value-added features such as e-mail accounts, on-line storage, spam protection and parental controls

34

CONFIDENTIAL

Package Overview

KNOLOGY

Complete Solution

Everything in the Deluxe Solution, plus:

- All Premium Channels (HBO, Starz, etc.)
- All telephone calling features *(SmartChoice)*

Deluxe Solution

Everything in the Standard Solution, plus:

- Digital Preferred Cable Service
- One Premium Channel (HBO, Starz, etc.)
- Choice of three telephone calling features

Standard Solution

Everything in the Economy solution, plus:

- 3.0 Mbps high speed Internet

Economy Solution

- E-Basic Cable Service
- Local Telephone Service
- 256k High Speed Internet Service (including modem)

Cable & Internet Solution

- E-Basic Cable Service
- 3.0 Mbps High Speed Internet (including modem)

Phone & Internet Solution

- Local Telephone Service
- 3.0 Mbps High Speed Data Service (including modem)

Cable & Telephone Solution

- E-Basic Cable Service
- Local Telephone Service

A la Carte Upgrade Offering

- Digital Cable Service
- Unlimited Long Distance
- Premium Movie Channels
- HDTV or DVR
- SportsPak
- PPV Movies

35

CONFIDENTIAL

Management has Significant Experience with the Company and the Telecommunications Industry

KNOLOGY

NAME	TITLE	TENURE AT KNOLOGY	PREVIOUS EXPERIENCE
Rodger Johnson	President and CEO	6 years	Former chief executive officer of Communications Central, CareCentric and Firstwave Technologies AT&T veteran of 13 years with experience in sales, marketing, engineering, operations and HR
Rob Mills	CFO	6 years	11 years of experience in the telecommunications industry as treasurer of Powertel and CFO of Knology CPA with 7 years of public accounting experience
Felix L. Boccucci, Jr.	VP, Business Development	11 years	More than 20 years of experience in the telecom industry Previous positions with GTE and Contel
Allan H. Goodson	VP, Regional General Manager	4 years	More than 20 years of experience in the telecom industry Previously Executive Vice President and COO of On Comm and Corp.
M. Todd Holt	VP, Corporate Controller	6 years	Previously an audit manager with Ernst and Young
Marcus R. Luke, Ph.D.	CTO	10 years	More than 20 years of experience in the telecommunications industry Previous senior positions with Network Construction, Cybernet Holdings, TCI and Storer Communications
Bret T. McCants	VP, Operations	8 years	10 years of experience in the telecom industry Former Director of Operations of CSW Communications
Richard D. Perkins	VP, Information Technology	4 years	Previously served in management with Perot Systems
Michael B. Roddy	VP, Marketing	1 year	More than 20 years of telecommunications and cable TV experience Previously a Senior Vice President of Corporate Development for CLA New Ventures
Andrew M. Sivell	VP, Network Operations	7 years	More than 23 years of experience in the communications industry Has held management positions with Interstate Fibernet, Intercel, MCI, Telecom USA and Southern Net
Chad S. Wachter	VP, General Counsel &	7 years	Former partner with Capell, Howard, Knabe & Cobbs

36

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A

and RBOCs bundled offering, incumbent cable operators must execute need to execute on their video strategy (complete RBOC and satellite competition Increasing competition Increasing programming cost Shift toward bundled services for both MSOs In order to complete the “triple play” on their voice strategy and the RBOCs deployment is likely several years away) HDTV/DVR will be drivers of digital penetration Cable industry will continue to outperform RBOCs

CONFIDENTIAL Cable Industry Dynamics f f f f f f

Return on investment for new competitors decreases as more competition enters market

Scarce Capital Capital intensive buildouts Bundled service offering reduces churn Technological expertise required to build and operate networks capable of offering video, voice and data Economies of scale Leverage of programming suppliers

CONFIDENTIAL Barriers to Entry f f f f f f

40 cash flow and provides “Excellent strategy for achieving both subscriber growth and higher revenue” Bundling is a “retention tool” 1 network /3+ services = “extended customer life” f f f

Industry Themes Bundling Drives Competitive Dynamics Leverage Network Drive Product Usage Reduce Churn Source: Horowitz Associates

CONFIDENTIAL

(billions) Revenue $60 45 30 15 0

$55.8 61.0 2010 services such as

$53.7 61.6 2009 $51.7 62.4 2008 $49.3 63.0 2007 Video Revenues $47.0 63.5 2006 $44.7 63.6 2005 Subscribers $42.5 63.7 2004

$40.4 64.6 2003 digital, VOD, DVR and HDTV will drive video revenue growth. $38.9 64.9 2002 While basic cable subscribers are projected to decline, advanced

80 70 60 50

CONFIDENTIAL Historical and Projected Basic Cable Subscribers and Video Revenue Title ($            in millions) (millions) Subscribers Source: Wall Street equity research

1%

7% 32% 59% 2010 2%

5% 32% 61% 2009

2% 3%

32% 63% 2008

2% 2%

32% 65% 2007 Other

2% 1% RBOC

31% 66% 2006 DBS 2% 30% 68% 2005 Cable

2% take significant share away from cable.

27% 70% 2004 3%

24% 73% 2003 fiber to the home deployment is several years away and is not projected to

3%

22% 75% 2002 Cable is anticipated to continue to have the largest share of the multi-channel market.

Multi-Channel Market Share 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% The RBOCs Source: Wall Street equity research

CONFIDENTIAL

(%)Penetration

50% 40% 30% 20% 10% 0% 35.7 29.9% 2010 34.6 29.3% 2009 33.5 28.5% 2008 31.5 27.1% 2007 Penetration 28.9 25.1% 2006 25.4 22.5% 2005 Subscribers 21.0 19.2% 2004

16.4 15.9% 2003 Cable high speed data penetration is projected to reach 30% by 2010.

11.6 12.8% 2002

50 40 30 20 10 0

CONFIDENTIAL Historical and Projected HSD Subscribers and Penetration of Homes Passed Title ($            in millions) (millions) Subscribers Source: Wall Street equity research

(%)Penetration

50% 40% 30% 20% 10% 0% 2010.

25.8 26.4% 2010 21.1 22.5% 2009 16.7 18.6% 2008 12.6 14.9% 2007 Penetration 8.4 10.6% 2006 8

. Subscribers

4 6.5% 2005 3.0 5.8% 2004

2.4 2003 penetration levels anticipated to grow from 6% in 2004 to 26% in 2.2 2002 Telephony represents one of the largest growth opportunities in the industry, with

30 25 20 15 10 5 0

CONFIDENTIAL Historical and Projected Telephony Subscribers and Penetration of Homes Passed Title ($            in millions) (millions) Subscribers Source: Wall Street equity research

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A

• 46

• assets 2006 in Cerritos of 25% starting sale of investment and acquired self-funding offering rate-of-return 40% equity be 2.0x rights and will built exceed exceed preferred business than from must new greater properties must as 5.0x proceeds with deployed return required decrease than coverage with growing funded to less sheet Strategy profitable wisely capital capital fully capital of interest deleverage be is continue leverage cash balance to organically must capital expansion plan will on additional Target Target Continue Any Success-based No Focus Growth Deploy Business Leverage Strengthen

• CONFIDENTIAL Financial f f f f f f

$220 LTM March 2005 $211 2004 $173 2003% 2 $142 2002

4

:

R

G $106 2001

A C

4

0 $45.99

‘—$83 2000 $98.36 1Q 2005A

Revenue Growth 7 9

‘

$67 1999 $45 1998 $98.42 $45.42 2004A total residential subscriber base.

($            in millions) $18 1997 $95.30 $46.00 2003A Avg. Residential Rev/Customer

413 Q1 2005

398 2004 $81.62 $44.84 2002A

382 2003 Avg. Revenue/Connection

% 2 293 2002

3 Average Residential Revenue per Customer $43.23 2001A

: $68.68 Prior to 2004, the video subscriber base was used as a proxy for Avg. Residential Rev/Customer excludes Pinellas and Cerritos

R

G 239 2001

A

C Note:

4 0

‘—179 2000

Connections 7 9

‘

139 1999 112 1998

Knology Has Constantly been Focused on Profitable Growth (in thousands) 57 1997

CONFIDENTIAL

$43.7 LQA, April 2005 20%

by the end of 2005

(2) 16%

$37.6 $4.6 $33.0 2004

$33.0 2003 19%

(1)

$21.0 2002 15%

$0.4 2001 0%

Adjusted EBITDA ($7.2) 2000 NM Excludes $9.9 million asset impairment Reported EBITDA was $33.0 million. Pinellas was ($4.6) million negative. Pinellas is expected to be a positive contributor to Adjusted EBITDA

Strong Adjusted EBITDA Growth Trend ($            in millions) Adjusted EBITDA Margin (1) (2)

CONFIDENTIAL

(1) 70.7% 19.6%

4/30/05 LQA $100.5 $76.0 46.6 $223.1 $157.7 $114.0 $43.7 $25.7 $18.0

3/31/05 LQA $98.9 75.6 45.6 $220.1 $155.7 70.7% $116.4 $39.3 17.8% $35.0 $4.2 757,998 179,574 23.7% 58,241 32.4% 133,847 17.7% 93,522 12.3% 413,022 54.5% $98.36

2004 $97.6 72.4 41.4 $211.5 22.3% $150.6 71.2% $117.6 $33.0 15.6% $63.6 ($30.5) 756,694 177,323 23.4% 56,838 32.1% 128,757 17.0% 86,366 11.4% 398,433 52.7% $98.42 Calculated to be $43.7 million. 12/31/04 $24.2 17.9 10.8 $52.9 $38.0 71.9% $29.3 $8.7 16.4% $17.9 ($9.2) 756,694 177,323 23.4% 56,838 32.1% 128,757 17.0% 86,366 11.4% 398,433 52.7% $95.53 For the Quarter Ending, 9/30/04 $23.7 18.1 10.3 $52.1 $37.0 71.0% $30.7 $6.3 12.0% $18.9 ($12.7) 751,821 175,907 23.4% 53,920 30.7% 125,337 16.7% 82,152 10.9% 389,374 51.8% $97.93 6/30/04 $24.3 18.4 10.1 $52.7 $37.6 71.4% $28.6 $9.1 17.2% $13.9 ($4.9) 746,782 174,957 23.4% 51,831 29.6% 121,819 16.3% 77,174 10.3% 379,990 50.9% $101.26 3/31/04 $25.4 18.0 10.3 $53.8 $38.0 70.7% $29.0 $9.0 16.8% $12.9 ($3.8) 742,717 178,550 24.0% 54,332 30.4% 121,012 16.3% 75,220 10.1% 380,684 51.3% $99.15 2003 $71.9 70.1 30.9 $172.9 21.9% $126.4 73.1% $93.4 $33.0 19.1% $35.5 ($2.5) 737,145 183,783 24.9% 57,716 31.4% 118,872 16.1% 73,482 10.0% 381,815 51.8% $95.30 Year Ending Dec. 31, 2002 $60.8 58.7 22.4 $141.9 33.6% $100.9 71.1% $79.8 $21.0 14.8% $44.4 ($23.4) 436,462 129,542 29.7% 33,276 25.7% 108,484 24.9% 50,225 11.5% 293,149 67.2% $81.62 $48.8 44.8 12.6 $73.7 69.4% $73.3 $0.4 0.4% $86.7 423,201 118,224 27.9% 26,542 22.5% 81,901 19.4% 32,573 7.7% 238,942 56.5%

2001 $106.2 ($86.3) $68.68

Digital Penetration of Video Connections (2)

Historical Financials ($            in millions) Revenues: Video Voice Data and Other Total Revenues        % Growth Gross Profit        % Margin Operating Costs Adjusted EBITDA Adjusted EBITDA Margin Capital Expenditures Adjusted EBITDA—Cap-Ex Operational Data: Marketable Homes Passed Video Connections Video Penetration Digital Video Connections Voice Connections On-Net On Net Voice Penetration Data Connections Data Penetration Total Connections Total Penetration Avg. Residential Revenue Per Customer Note: Adjusted EBITDA is calculated as earnings before interest; taxes; depreciation and amortization; expenses associated with special litigation and capital markets activities; non-cash stock compensation; one time severance expenses; gain on adjustment (1) 4/30/05 LQA EBITDA is defined as Adjusted EBITDA for the months of February ($3.1 million), March ($3.8 million) and April ($4.0 million) 2005 annualized. (2) Excludes Pinellas and Cerritos

CONFIDENTIAL

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A

lien st

Lien Term Loan st priority perfected lien on all assets, including cash, real estate, equipment, priority perfected pledge of 100% of the capital stock of each existing and future st st direct and indirect subsidiary of the Company

1 receivables and inventory 1 leverage and minimum interest coverage

Knology Inc. (“Knology”, or the “Company”) (Possibility of co-borrowers depending on legal analysis) Credit Suisse First Boston (“CSFB”) $25 million Revolver $165 million 1 Revolver: 5 years from the closing date Term Loan: 5 years from the closing date Knology Inc. and each existing and future direct and indirect subsidiary of the Company LIBOR + 350 basis points 75 basis points per annum on undrawn amounts (subject to usage grid) To refinance outstanding amounts under the existing credit facility, to provide for working capital and general corporate purposes and related transaction costs, fees and expenses 1.0% per annum on Term Loan Customary mandatory prepayments upon disposition of collateral and other transactions to be determined upon mutually agreeable terms, and as are usual and customary for financings of this type Year 1: 103; Year 2: 102; Year 3: 101; Thereafter: Par CSFB and a group of financial institutions as may be acceptable to the Lead Arranger and the Company Customary for facilities of this type Customary for facilities of this type including, but not limited to restrictions on the following: indebtedness, liens, guarantee obligations, mergers, assets sales, issuance of stock and payment of dividends and investments Customary for facilities of this type, including maximum total leverage, maximum 1

Borrower: Financial Covenants:

Summary Terms: CONFIDENTIAL 1st Lien Revolver and Term Loan Sole Lead Arranger, Book Manager & Admin. Agent: Amount: Maturity: Guarantors: Security: Pricing: Unused Commitment Fee: Use of Proceeds: Required Amortization: Mandatory Prepayment Events: Optional Prepayments: Lenders: Affirmative Covenants: Negative Covenants:

lien covenants st priority perfected lien on all assets, including cash, real estate, equipment, receivables and priority perfected pledge of 100% of the capital stock of each existing and future direct and the 1 Lien Term Loan nd nd 2 inventory 2 indirect subsidiary of the Company Knology Inc. (“Knology” or the “Company”) (Possibility of co-borrowers depending on legal nd analysis) Credit Suisse First Boston (“CSFB”) $115 million 2 6 years from the closing date Knology Inc. and each existing and future direct and indirect subsidiary of the Company LIBOR + 850 bps Cash and 100 bps PIK (L + 950 total) To refinance outstanding amounts under the existing credit facility and to provide for working capital and general corporate purposes and related transaction costs, fees and expenses None (bullet at maturity) Customary mandatory prepayments upon disposition of Collateral and other transactions to be determined upon mutually agreeable terms, and as are usual and customary for financings of this type Years 1—2: NC (Treasury plus 0.5% make-whole); Year 3: 104; Year 4: 103; Year 5: 102; Year 6: 101 CSFB and a group of financial institutions as may be acceptable to the Lead Arranger and the Company Customary for facilities of this type Customary for facilities of this type including, but not limited to restrictions on the following: indebtedness, liens, guarantee obligations, mergers, assets sales, issuance of stock and payment of dividends and investments Customary for facilities of this type, including maximum total leverage and minimum interest coverage with a cushion to

Summary Terms: 2nd Lien Term Loan Borrower: Sole Lead Arranger, Book Manager & Admin. Agent: Amount: Facilities: Maturity: Guarantors: Security:

CONFIDENTIAL Pricing: Use of Proceeds: Required Amortization: Mandatory Prepayment Events: Optional Prepayments: Lenders: Affirmative Covenants: Negative Covenants: Financial Covenants:

Sat 4 11 18 25 Fri 3 10 17 24 Thu 2 9 16 23 30 Wed 1 8 15 22 29

June 2005 Tue 7 14 21 28 Event

Mon 6 13 20 27 Sun 5 12 19 26 Sat 7 14 21 28 Fri 6 13 20 27 Thu 5 12 19 26 Wed 4 11 18 25 May 2005 Tue 3 10 17 24 31

Mon 2 9 16 23 30 Bank Meeting – General Syndication Launch Presentation to Moody’s Investor Services Presentation to Standard & Poor’s Commitments from investors due, allocations made and Credit Agreements posted to Syndtrack Documentation comments due from investors on Credit Agreements Closing and funding

Sun 1 8 15 22 29

Date, th th th nd rd

Proposed Timetable May 12 May 13 May 26 June 2 June 3

CONFIDENTIAL

service offering Significant customer growth fueled by Pinellas market opportunity & penetration is driving

Concentrated and attractive footprint in Southeastern United States with limited competition on “triple play” Bundled video/voice/data increases revenue per customer, and reduces churn improving profitability and cash flows The Company has already invested significant capital into its fully upgraded broadband network and future capital expenditures will be “success based” Improving financial trends New equity and bank facilities provide for more than adequate liquidity to execute on the business plan Focused on customer service & retention Accomplished management team with extensive industry experience and strong track record

CONFIDENTIAL Key Credit Considerations f f f f f f f f

Credit Suisse First Boston Knology Knology Credit Suisse First Boston Knology Rodger Johnson – Knology David Miller – Rodger Johnson – Rob Mills – David Miller – Rodger Johnson –CONFIDENTIAL Transaction Overview Company and Market Overview Industry Overview Financial Overview Summary of the Facilities Q&A